Summary Prospectus September 28, 2018 Trading Symbol: IMANX

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated September 28, 2018 are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.investaaa.com/downloads.html.  You can also get this information at no cost by calling the Fund toll-free at 1-888-FUNDS-85 (1-888-386-3785) or by sending an email request to info@investaaa.com.

Investment Objective
The Iman Fund (the “Fund”) seeks growth of capital while adhering to Islamic principles.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee	None
Exchange fee	None
Maximum account fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (Rule 12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	1.33%

Example:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s net operating expenses remain the same.  Although your actual cost may be higher or lower, based on these assumptions, your costs, whether or not you redeemed your shares, would be:

1 Year	3 Years	5 Years	10 Years
$135	$421	$729	$1,601

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shares held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, ended May 31, 2018, the Fund’s portfolio turnover rate was 71.6% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in common stocks and equity-related securities of domestic and foreign issuers that meet Islamic principles and whose prices the Fund’s investment advisor, Allied Asset Advisors, Inc. (the “Advisor”), anticipates will increase over the long term.  Islamic principles generally preclude investments in certain businesses (e.g., alcohol, pornography and gambling) and investments in interest bearing debt obligations or businesses that derive interest income as their primary source of income.  The Fund may invest in companies of all market capitalizations.  Any uninvested cash will be held in non-interest bearing deposits or invested in a manner following Islamic principles.  There can be no guarantee that the Fund will achieve its investment objective.

Among the securities that meet Islamic principles, the Advisor will determine a security’s attractiveness for purchase based on a number of factors, including its anticipated value, record of earnings growth, and possible turn around, among other things.  The Advisor may invest in “growth” or “value” stocks, but it anticipates that a majority of its investments will be of the growth type.  The Fund may sell portfolio securities at any time when, in the Advisor’s judgment, their price has reached the intended target, their fundamentals have deteriorated, or there are better investment opportunities.  The Fund normally does not invest in emerging markets securities except for those traded on U.S. exchanges.

Principal Investment Risks
The main risks of investing in the Fund are listed below.  As with any mutual fund, you may lose money by investing in the Fund.

Market Risks:  The return on and value of your investment in the Fund will fluctuate in response to stock market movements.  Stocks and other equity securities are subject to market risks and fluctuations in value due to changes in earnings, economic conditions and other factors beyond the control of the Fund.

Management Risks:  The Fund’s ability to achieve its investment objective depends on the ability of the Advisor to correctly identify economic trends and select stocks, particularly in volatile stock markets.  Also, your investment in the Fund varies with the success and failure of the Advisor’s investment strategies and the Advisor’s selection of the Fund’s portfolio securities.  If the Advisor’s strategies do not produce the expected results, your investment could decline in value.  It is possible that the Islamic principles restrictions placed on investments and reflected in the principal investment strategies may result in the Fund not performing as well as mutual funds not subject to such restrictions.

Foreign Securities Risks:  The Fund’s investments in securities of non-U.S. companies (“foreign securities”) involve risks relating to adverse political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. companies and markets are subject, including changes in foreign exchange rates.  Non-U.S. companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.  Non-U.S. markets may also be less liquid and more volatile than U.S. markets.  Non-U.S. markets may offer less protection to investors, and foreign companies may be subject to greater risk of expropriation of assets.  Enforcing legal rights may be difficult, costly and slow.  Transactions in foreign securities may entail higher transaction costs and various administrative difficulties.  The risks described herein are greater in emerging markets.

Market Capitalization Risks:  Exposure to stocks of mid and/or small capitalization companies may cause the Fund to be more vulnerable to adverse general market or economic developments because such securities may be less liquid and subject to greater price volatility than those of larger, more established companies.  Stocks of mid and/or small capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.  Such companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group.

Preferred Stock Risks:  The equity-related securities in which the Fund invests may include preferred stocks.  Preferred stocks are generally subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments.  In addition, preferred securities are subject to other risks, such as having no or limited voting rights, being subject to special redemption rights, having distributions deferred or skipped, having floating interest rates or dividends which may result in a decline in value in a falling interest rate environment, and/or having limited liquidity.

Cybersecurity Risk:  Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Growth Stock Risk:  Investing in the Fund includes the risk that growth style companies may lose value or move out of favor.  Growth style companies also may be more sensitive to changes in current or expected earnings than the prices of other stocks or may not perform as the Advisor anticipates.

Value Stock Risk:  The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long period of time, or a stock judged to be undervalued may actually be appropriately priced at a low level.

Performance
The following performance information indicates some of the risks of investing in the Fund by showing the variability of the Fund’s return.  The bar chart illustrates how the Fund’s total return has varied from year to year.  The table illustrates the Fund’s average annual total return over time compared with a broad-based securities market index and a secondary blended index provided to offer additional market perspective.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.investaaa.com and by calling 1-888-FUNDS-85.

Calendar Year Annual Returns*

*The Fund’s year-to-date return as of June 30, 2018 was 5.48%.

During the periods shown in the bar chart, the Fund’s highest quarterly return was 15.83% for the quarter ended September 30, 2010 and the lowest quarterly return was -24.71% for the quarter ended December 31, 2008.

Average Annual Total Returns for the Periods ended December 31, 2017

	1 Year	5 Years	10 Years
Iman Fund
Return Before Taxes	28.49%	15.77%	7.41%
Return After Taxes on Distributions	25.56%	13.67%	6.38%
Return After Taxes on Distributions and Sale of Fund Shares	17.66%	12.17%	5.73%
Dow Jones Islamic MarketTM World Index (reflects no deduction for fees, expenses or taxes)	27.61%	11.95%	6.28%
Blended Dow Jones Islamic MarketTM U.S. Index/Dow Jones Islamic MarketTM World Index (reflects no deduction for fees, expenses or taxes)	26.24%	13.36%	7.05%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.  The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the “Return Before Taxes” due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management
Investment Advisor
Allied Asset Advisors, Inc.

Portfolio Manager
Bassam Osman, Chairman of the Advisor, has been the portfolio manager of the Fund since 2000.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Iman Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1‑888-FUNDS-85, or through a financial intermediary.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts are shown below.

Minimum Investments	To Open Your Account	To Add to Your Account
Regular accounts	$250	$50
IRA accounts (Traditional, Roth, SEP and Simple IRAs)	$100	$50
Coverdell Education Savings Accounts	$100	$50

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor and its related companies may compensate the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s web site for more information.